EXHIBIT 99

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                Preliminary Structural and Collateral Term Sheet
                                                              September 22, 2004
--------------------------------------------------------------------------------

[Goldman]      $894,600,000 (approximate) of Offered Certificates
 Sachs     Wells Fargo Mortgage Backed Securities 2004-W Trust, Issuer
 LOGO           Mortgage Pass-Through Certificates, Series 2004-W
[       ]

Overview of the Offered Certificates

--------------------------------------------------------------------------------------------------------------------------------
                Approximate                         Expected Credit    Initial Pass-    Estimated                     Principal
                Certificate     Expected Ratings      Enhancement         Through       Avg. Life   Estimated Avg.     Payment
Certificates   Balance ($)(1)   S&P/Moody's/Fitch     Percentage         Rate (2)       (yrs) (3)   Life (yrs) (4)    Window(3)
--------------------------------------------------------------------------------------------------------------------------------
     A1         436,500,000        AAA/Aaa/AAA           3.00%             4.677%          2.61         3.36         11/04-09/09
--------------------------------------------------------------------------------------------------------------------------------
     A2         105,354,000        AAA/Aaa/AAA           3.00%             4.677%          0.50         0.50         11/04-10/05
--------------------------------------------------------------------------------------------------------------------------------
     A3          51,231,000        AAA/Aaa/AAA           3.00%             4.677%          1.25         1.25         10/05-04/06
--------------------------------------------------------------------------------------------------------------------------------
     A4          72,758,000        AAA/Aaa/AAA           3.00%             4.677%          2.00         2.00         04/06-04/07
--------------------------------------------------------------------------------------------------------------------------------
     A5          54,573,000        AAA/Aaa/AAA           3.00%             4.677%          3.00         3.00         04/07-04/08
--------------------------------------------------------------------------------------------------------------------------------
     A6          36,870,000        AAA/Aaa/AAA           3.00%             4.677%          4.00         4.00         04/08-04/09
--------------------------------------------------------------------------------------------------------------------------------
     A7         115,714,000        AAA/Aaa/AAA           3.00%             4.677%          4.90         7.71         04/09-09/09
--------------------------------------------------------------------------------------------------------------------------------
     B1          13,500,000            AA                1.50%             4.677%          4.33         6.02         11/04-09/09
--------------------------------------------------------------------------------------------------------------------------------
     B2           5,400,000             A                0.90%             4.677%          4.33         6.02         11/04-09/09
--------------------------------------------------------------------------------------------------------------------------------
     B3           2,700,000            BBB               0.60%             4.677%          4.33         6.02         11/04-09/09


---------------------------
                 Principal
                  Payment
Certificates     Window(4)
---------------------------
     A1         11/04-09/34
---------------------------
     A2         11/04-10/05
---------------------------
     A3         10/05-04/06
---------------------------
     A4         04/06-04/07
---------------------------
     A5         04/07-04/08
---------------------------
     A6         04/08-04/09
---------------------------
     A7         04/09-09/34
---------------------------
     B1         11/04-09/34
---------------------------
     B2         11/04-09/34
---------------------------
     B3         11/04-09/34
---------------------------

(1) The Certificate Sizes are approximate and subject to a +/- 5% variance. The Certificate Sizes are based on the expected unpaid principal balance of the mortgage loans as of the October 1, 2004 cut-off date, which unpaid principal balance is expected to be approximately $900,000,000.

(2) The Certificates will pay the Weighted Average Net Coupon, which after the bond reset date will equal 1 yr CMT + the weighted average net margin, subject to applicable loan periodic and lifetime rate caps.

(3) Average Life and Payment Windows are calculated based upon a pricing prepayment speed of 25% CPB.

(4) Average Life and Payment Windows are calculated based upon a pricing prepayment speed of 25% CPR to Maturity.

Preliminary Collateral Description*

           ----------------------------------------------------------------------------------------------------------
                           Preliminary Collateral Description (approximate)                   All Loans
           ----------------------------------------------------------------------------------------------------------
           Aggregate Unpaid Principal Balance                                               $900,000,000
           ----------------------------------------------------------------------------------------------------------
           Average Unpaid Principal Balance                                                   $392,724
           ----------------------------------------------------------------------------------------------------------
           WA Months To First Adjustment Date                                                    59
           ----------------------------------------------------------------------------------------------------------
           Weighted Average FICO score                                                           740
           ----------------------------------------------------------------------------------------------------------
           Weighted Average Current Mortgage Interest Rate                                      4.94%
           ----------------------------------------------------------------------------------------------------------
           Servicing Fee                                                                        0.25%
           ----------------------------------------------------------------------------------------------------------
           Master Servicing Fee                                                                 0.01%
           ----------------------------------------------------------------------------------------------------------
           Gross Margin                                                                         2.75%
           ----------------------------------------------------------------------------------------------------------
           Weighted Average Rate Ceiling                                                        9.94%
           ----------------------------------------------------------------------------------------------------------
           Range of Current Mortgage Interest Rates                                        2.500% - 6.000%
           ----------------------------------------------------------------------------------------------------------
           Mortgage Loan Cutoff Date                                                          1-Oct-04
           ----------------------------------------------------------------------------------------------------------
           Weighted Average Original Loan-to-Value Ratio                                         72%
           ----------------------------------------------------------------------------------------------------------
           Weighted Average Remaining Term to Stated Maturity                                    359
           ----------------------------------------------------------------------------------------------------------
           Equity Take Out Refinance                                                             6%
           ----------------------------------------------------------------------------------------------------------
           Primary Residence                                                                     94%
           ----------------------------------------------------------------------------------------------------------
           Single Family Dwellings                                                               82%
           ----------------------------------------------------------------------------------------------------------
           Full Documentation                                                                    66%
           ----------------------------------------------------------------------------------------------------------
           Uninsured > 80% LTV                                                                  0.1%
           ----------------------------------------------------------------------------------------------------------
           Interest Only                                                                         80%
           ----------------------------------------------------------------------------------------------------------
           Relocation                                                                            9%
           ----------------------------------------------------------------------------------------------------------
           California                                                                            44%
           ----------------------------------------------------------------------------------------------------------
           Largest Individual Loan Balance                                                    2,500,000
           ----------------------------------------------------------------------------------------------------------

* Current principal balance of the mortgage loans is $735,964,737, as reflected in the attached collateral tables. The aggregate unpaid principal balance of the mortgage loans as of the October 1, 2004 cut-off date is expected to be approximately $900,000,000.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                Preliminary Structural and Collateral Term Sheet
                                                              September 22, 2004
--------------------------------------------------------------------------------

Time Table

Cut-Off Date:                    October 1, 2004

Settlement Date:                 October 18, 2004

Distribution Date:               25th of each month or the next business day

First Distribution Date:         November 26, 2004

Features of the Transaction

o Offering consists of certificates totaling approximately $894,600,000 of which $873,000,000 are expected to be rated AAA by S&P, Moody's and/or Fitch.

o The expected amount of credit support for each group of senior certificates will be approximately 3.00%.

o In general, the collateral consists of 5/1 hybrid adjustable rate mortgage loans with most set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated or acquired by Wells Fargo Bank, N.A.

Structure of the Certificates

Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certificates") will be subordinate in the right to receive payments of the principal and interest and, therefore, provide credit protection to the Class A-1, A-2, A-3, A-4, A-5, and A-6 Certificates (collectively the "Senior Certificates"). In addition, for the first seven years after the Settlement Date, subject to the exception described below, all principal prepayments will be used to pay down the Senior Certificates, which is intended to increase the relative proportion of Subordinate Certificates to the Senior Certificates and thereby increase the amount of subordination to the Senior Certificates. After such time, and subject to certain loss and delinquency criteria, the Subordinate Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage Loans. The prepayment percentages on the Subordinate Certificates are as follows:

         -----------------------------------------------------------
               Distribution Date              Pro Rata Share
         -----------------------------------------------------------
              Nov 2004 - Oct 2011                    0%
              Nov 2011 - Oct 2012                   30%
              Nov 2012 - Oct 2013                   40%
              Nov 2013 - Oct 2014                   60%
              Nov 2014 - Oct 2015                   80%
               Nov 2015 and after                  100%
         -----------------------------------------------------------

If before the Distribution Date in November 2007 the credit support to the Senior Certificates is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayments proceeds subject to certain loss and delinquency criteria. If on or after the Distribution Date in November 2007 the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of the principal prepayment proceeds, subject to certain loss and delinquency criteria.

Key Terms

Issuer:                 WFMBS 2004-W Trust

Underwriter:            Goldman, Sachs & Co.

Seller:                 Wells Fargo Asset Securities Corporation

Servicer:               Wells Fargo Bank, NA

Master Servicer:        Wells Fargo Bank, NA

Trustee:                Wachovia Bank, NA

Rating Agencies:        Two of Fitch, S&P or Moody's

Type of Issuance:       Public

Servicer Advancing:     The Servicer is obligated to advance delinquent
                        mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:  The Master Servicer is required to cover interest shortfall, for each Distribution Date, at the lesser of
                        (i) the aggregate Prepayment Interest Shortfall with respect to such Distribution Date and (ii) the lesser of
                        (X) the product of (A) 1/12th of 0.20% and (B) the aggregate Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and (Y) the Available Master Servicing Compensation for such Distribution Date. Compensating Interest is not paid on curtailments.

Interest Accrual:       On a 30/360 basis; the accrual period is the calendar
                        month preceding the month of each Distribution Date.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                Preliminary Structural and Collateral Term Sheet
                                                              September 22, 2004
--------------------------------------------------------------------------------

The Mortgage Loans:     The Mortgage Loans consist of 100% 5/1 One-Year CMT
                        Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. 80% of the Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT and will adjust to that index plus a certain number of basis points (the
                        "Gross Margin"). Most of the Mortgage Loans have
                        Periodic Interest Rate Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage loans are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross
                        Margin. None of the Mortgage Loans have a prepayment fee as of the date of origination.

Index: The One-Year CMT loan index will be determined based on the average weekly yield on U.S. Treasury securities during the last full week occurring in the month which occurs one month prior to the applicable bond reset date, as published in Federal Reserve Statistical Release H. 15(519), as applicable, and annually thereafter.

Expected
Subordination:          3.00%

Other Certificates:     The following Classes of "Other Certificates" will be
                        issued in the indicated approximate original principal amounts, which will provide credit support to the related Offered Certificates, but are not offered hereby


                        --------------------------------------------------------
                          Certificate         Orig. Balance            WAC
                        --------------------------------------------------------
                              B4               $2,250,000            4.677%
                              B5               $1,800,000            4.677%
                              B6               $1,349,900            4.677%
                        --------------------------------------------------------


Clean Up Call:          10% of the Cut-off Date principal balance of the
                        Mortgage Loans.

Tax Treatment:          It is anticipated that the Offered Certificates will be
                        treated as REMIC regular interests for tax purposes.

ERISA Eligibility:      The Offered Certificates are expected to be ERISA
                        eligible. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Eligibility:      The Senior and Class B1 Certificates are expected to
                        constitute "mortgage related securities" for purposes of SMMEA.

Minimum Denomination:   $25,000 for the Senior Certificates.

Delivery:               Class A1, A2, A3, A4, A5, A6, B1, B2 and B3 Certificates
                        - DTC



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                              Goldman, Sachs & Co.
                                  WFMBS 2004-W
                      As of September 1, 2004 - Preliminary
                                   All records


Selection Criteria: All records
Table of Contents

1. Stats
2. ARM Type
3. Original Principal Balance
4. Current Mortgage Interest Rate
5. Remaining Terms to Stated Maturity
6. Original Loan-To-Value Ratio
7. FICO Score
8. Geographic Areas
9. Gross Margin
10. Rate Ceiling
11. Months to First Adjustment Date
12. Delinquency
13. Property Type
14. Occupancy Code
15. Purpose
16. Documentation Type



1. Stats

Count: 1,874
Current Balance: $735,964,737
Average Current Balance: $392,724
Gross Weighted Average Mortgage Interest Rate: 4.937%
Net Weighted Average Mortgage Interest Rate: 4.677%
Original Term: 360
Remaining Term: 360
Age: 0
Weighted Average Original Loan-to-Value Ratio: 72.15%
Gross Margin: 2.750%
Initial Periodic Cap: 4.998%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.938%
Months to First Adjustment Date: 60
Weighted Average FICO Score: 740





2. ARM Type

--------------------------------------------------------------------------------
ARM Type                                     Count         Balance      Percent
--------------------------------------------------------------------------------
5/1 ARMs                                     1,874    $735,964,737       100.00%
--------------------------------------------------------------------------------
Total:                                       1,874    $735,964,737       100.00%
--------------------------------------------------------------------------------


3. Original Principal Balance


--------------------------------------------------------------------------------
Original Principal Balance                   Count         Balance      Percent
--------------------------------------------------------------------------------
Less than or equal to $200,000.00              350     $52,061,672         7.10%
$200,000.01 to $300,000.00                     390      97,578,972         13.3
$300,000.01 to $400,000.00                     379     133,952,002         18.2
$400,000.01 to $500,000.00                     322     145,694,638         19.8
$500,000.01 to $600,000.00                     191     104,813,179         14.2
$600,000.01 to $700,000.00                     112      72,272,407          9.8
$700,000.01 to $800,000.00                      33      25,212,524          3.4
$800,000.01 to $900,000.00                      31      26,942,568          3.7
$900,000.01 to $1,000,000.00                    45      44,291,395            6
$1,000,000.01 and over                          21      33,145,381          4.5
--------------------------------------------------------------------------------
Total:                                       1,874    $735,964,737       100.00%
--------------------------------------------------------------------------------


4. Current Mortgage Interest Rate

--------------------------------------------------------------------------------
Current Mortgage Interest Rate               Count         Balance      Percent
--------------------------------------------------------------------------------
2.500% to 2.749%                                 2        $316,260         0.00%
2.750% to 2.999%                                 5       1,299,666          0.2
3.250% to 3.499%                                 5       1,309,170          0.2
3.500% to 3.749%                                13       6,178,683          0.8
3.750% to 3.999%                                32      12,285,705          1.7
4.000% to 4.249%                                63      33,222,409          4.5
4.250% to 4.499%                               131      61,096,961          8.3
4.500% to 4.749%                               177      75,153,528         10.2
4.750% to 4.999%                               300     123,487,882         16.8
5.000% to 5.249%                               415     177,652,670         24.1
5.250% to 5.499%                               426     150,969,186         20.5
5.500% to 5.749%                               263      83,088,098         11.3
5.750% to 5.999%                                41       9,847,768          1.3
6.000% to 6.249%                                 1          56,750            0
--------------------------------------------------------------------------------
Total:                                       1,874    $735,964,737       100.00%
--------------------------------------------------------------------------------


5. Remaining Terms to Stated Maturity

--------------------------------------------------------------------------------
Remaining Terms to Stated Maturity           Count         Balance      Percent
--------------------------------------------------------------------------------
240                                              1        $231,920         0.00%
345                                              1         171,184            0
346                                              1         409,325          0.1
347                                              1         416,513          0.1
352                                              1         543,677          0.1
353                                              1         484,000          0.1
355                                              1         441,988          0.1
356                                              9       4,522,415          0.6
357                                             29      14,519,715            2
358                                             84      35,708,702          4.9
359                                            240      98,685,271         13.4
360                                          1,505     579,830,026         78.8
--------------------------------------------------------------------------------
Total:                                       1,874    $735,964,737       100.00%
--------------------------------------------------------------------------------


6. Original Loan-To-Value Ratio

--------------------------------------------------------------------------------
Original Loan-To-Value Ratio                 Count         Balance      Percent
--------------------------------------------------------------------------------
0.001% to 50.000%                              105     $51,830,140         7.00%
50.001% to 60.000%                             122      66,858,140          9.1
60.001% to 70.000%                             248     132,386,969           18
70.001% to 75.000%                             146      65,102,815          8.8
75.001% to 80.000%                           1,191     403,854,316         54.9
80.001% to 85.000%                               5       1,540,018          0.2
85.001% to 90.000%                              34       8,812,692          1.2
90.001% to 95.000%                              23       5,579,646          0.8
--------------------------------------------------------------------------------
Total:                                       1,874    $735,964,737       100.00%
--------------------------------------------------------------------------------


7. FICO Score

--------------------------------------------------------------------------------
FICO Score                                   Count         Balance      Percent
--------------------------------------------------------------------------------
N/A                                              5      $2,492,612         0.30%
600 to 649                                      20       9,566,881          1.3
650 to 699                                     288     110,412,791           15
700 to 749                                     711     276,214,667         37.5
750 to 799                                     805     320,307,868         43.5
800 to 849                                      45      16,969,917          2.3
--------------------------------------------------------------------------------
Total:                                       1,874    $735,964,737       100.00%
--------------------------------------------------------------------------------


8. Geographic Areas

--------------------------------------------------------------------------------
Geographic Areas                             Count         Balance      Percent
--------------------------------------------------------------------------------
AK                                               2        $443,595         0.10%
AL                                               8       2,026,799          0.3
AR                                               1         288,000            0
AZ                                              52      16,489,747          2.2
CA                                             663     325,659,947         44.2
CO                                              57      18,355,339          2.5
CT                                              20      10,424,328          1.4
DC                                               9       3,634,646          0.5
DE                                               4       1,369,188          0.2
FL                                             128      37,342,464          5.1
GA                                              63      15,196,099          2.1
HI                                               3       1,130,000          0.2
IA                                               1         369,760          0.1
ID                                               6       1,782,801          0.2
IL                                              74      32,068,579          4.4
IN                                               6       1,443,191          0.2
KS                                               5       1,298,172          0.2
KY                                               8       1,980,774          0.3
LA                                               4       1,187,080          0.2
MA                                              39      20,692,325          2.8
MD                                              74      28,166,159          3.8
MI                                              25       7,599,001            1
MN                                              52      16,783,694          2.3
MO                                               8       2,050,786          0.3
MS                                               1         160,000            0
MT                                               1         171,920            0
NC                                              40       9,276,065          1.3
NE                                               5       1,285,167          0.2
NH                                               7       2,290,437          0.3
NJ                                              70      29,571,322            4
NM                                               4         770,400          0.1
NV                                              39      14,549,821            2
NY                                              45      23,250,195          3.2
OH                                              42      10,137,668          1.4
OK                                               2         302,400            0
OR                                              13       3,931,520          0.5
PA                                              33      10,877,721          1.5
RI                                               1         400,000          0.1
SC                                              18       4,132,525          0.6
TN                                              12       3,052,477          0.4
TX                                              39      13,831,244          1.9
UT                                               4       1,447,690          0.2
VA                                             119      39,007,729          5.3
WA                                              52      15,937,972          2.2
WI                                              12       3,114,447          0.4
WV                                               3         683,542          0.1
--------------------------------------------------------------------------------
Total:                                       1,874    $735,964,737       100.00%
--------------------------------------------------------------------------------


9. Gross Margin

--------------------------------------------------------------------------------
Gross Margin                                 Count         Balance      Percent
--------------------------------------------------------------------------------
2.75%                                        1,874    $735,964,737       100.00%
--------------------------------------------------------------------------------
Total:                                       1,874    $735,964,737       100.00%
--------------------------------------------------------------------------------


10. Rate Ceiling

--------------------------------------------------------------------------------
Rate Ceiling                                 Count         Balance      Percent
--------------------------------------------------------------------------------
7.500% to 7.999%                                 7      $1,615,926         0.20%
8.000% to 8.499%                                 5       1,309,170          0.2
8.500% to 8.999%                                45      18,464,388          2.5
9.000% to 9.499%                               194      94,319,370         12.8
9.500% to 9.999%                               477     198,641,410           27
10.000% to 10.499%                             840     328,013,856         44.6
10.500% to 10.999%                             304      92,935,866         12.6
11.000% to 11.499%                               2         664,750          0.1
--------------------------------------------------------------------------------
Total:                                       1,874    $735,964,737       100.00%
--------------------------------------------------------------------------------


11. Months to First Adjustment Date

--------------------------------------------------------------------------------
Months to First Adjustment Date              Count         Balance      Percent
--------------------------------------------------------------------------------
45                                               1        $171,184         0.00%
46                                               1         409,325          0.1
47                                               1         416,513          0.1
52                                               1         543,677          0.1
53                                               1         484,000          0.1
55                                               1         441,988          0.1
56                                               9       4,522,415          0.6
57                                              29      14,519,715            2
58                                              84      35,708,702          4.9
59                                             240      98,685,271         13.4
60                                           1,506     580,061,946         78.8
--------------------------------------------------------------------------------
Total:                                       1,874    $735,964,737       100.00%
--------------------------------------------------------------------------------


12. Delinquency

--------------------------------------------------------------------------------
Delinquency                                  Count         Balance      Percent
--------------------------------------------------------------------------------
Current                                      1,874    $735,964,737       100.00%
--------------------------------------------------------------------------------
Total:                                       1,874    $735,964,737       100.00%
--------------------------------------------------------------------------------


13. Property Type

--------------------------------------------------------------------------------
Property Type                                Count         Balance      Percent
--------------------------------------------------------------------------------
Single Family Detached                       1,451    $601,398,247        81.70%
Low-rise Condominium                           314      91,134,481         12.4
High-rise Condominium                           87      33,931,129          4.6
Multi-family - 2 Units                           8       3,788,500          0.5
Planned Unit Development                         7       2,974,119          0.4
Co-op                                            7       2,738,262          0.4
--------------------------------------------------------------------------------
Total:                                       1,874    $735,964,737       100.00%
--------------------------------------------------------------------------------


14. Occupancy Code

--------------------------------------------------------------------------------
Occupancy Code                               Count         Balance      Percent
--------------------------------------------------------------------------------
Primary Residence                            1,728    $691,516,859        94.00%
Second Home                                    146      44,447,878            6
--------------------------------------------------------------------------------
Total:                                       1,874    $735,964,737       100.00%
--------------------------------------------------------------------------------


15. Purpose

--------------------------------------------------------------------------------
Purpose                                      Count         Balance      Percent
--------------------------------------------------------------------------------
Purchase                                     1,531    $582,598,307        79.20%
Rate-Term Refinance                            226     107,120,808         14.6
Cash-Out Refinance                             117      46,245,622          6.3
--------------------------------------------------------------------------------
Total:                                       1,874    $735,964,737       100.00%
--------------------------------------------------------------------------------


16. Documentation Type

--------------------------------------------------------------------------------
Documentation Type                           Count         Balance      Percent
--------------------------------------------------------------------------------
Full Documentation                           1,196    $483,800,493        65.70%
Asset Only                                     564     211,649,950         28.8
No Doc                                         100      35,285,732          4.8
Income Only                                     14       5,228,562          0.7
--------------------------------------------------------------------------------
Total:                                       1,874    $735,964,737       100.00%
--------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                Preliminary Structural and Collateral Term Sheet
                                                              September 23, 2004
--------------------------------------------------------------------------------

[Goldman]      $894,600,000 (approximate) of Offered Certificates
 Sachs     Wells Fargo Mortgage Backed Securities 2004-W Trust, Issuer
 LOGO           Mortgage Pass-Through Certificates, Series 2004-W
[       ]


Overview of the Offered Certificates

---------------------------------------------------------------------------------------------------------------------------------
                 Approximate                         Expected Credit    Initial Pass-    Estimated     Estimated       Principal
                 Certificate     Expected Ratings      Enhancement         Through       Avg. Life     Avg. Life        Payment
Certificates    Balance ($)(1)   S&P/Moody's/Fitch     Percentage          Rate (2)      (yrs) (3)     (yrs) (4)       Window(3)
---------------------------------------------------------------------------------------------------------------------------------
     A1          436,500,000        AAA/Aaa/AAA           3.00%             4.677%          2.61          3.36        11/04-09/09
---------------------------------------------------------------------------------------------------------------------------------
     A2          105,354,000        AAA/Aaa/AAA           3.00%             4.677%          0.50          0.50        11/04-10/05
---------------------------------------------------------------------------------------------------------------------------------
     A3           51,231,000        AAA/Aaa/AAA           3.00%             4.677%          1.25          1.25        10/05-04/06
---------------------------------------------------------------------------------------------------------------------------------
     A4           72,758,000        AAA/Aaa/AAA           3.00%             4.677%          2.00          2.00        04/06-04/07
---------------------------------------------------------------------------------------------------------------------------------
     A5           54,573,000        AAA/Aaa/AAA           3.00%             4.677%          3.00          3.00        04/07-04/08
---------------------------------------------------------------------------------------------------------------------------------
     A6           36,870,000        AAA/Aaa/AAA           3.00%             4.677%          4.00          4.00        04/08-04/09
---------------------------------------------------------------------------------------------------------------------------------
     A7          115,714,000        AAA/Aaa/AAA           3.00%             4.677%          4.90          7.71        04/09-09/09
---------------------------------------------------------------------------------------------------------------------------------
     B1           13,500,000            AA                1.50%             4.677%          4.33          6.02        11/04-09/09
---------------------------------------------------------------------------------------------------------------------------------
     B2            5,400,000             A                0.90%             4.677%          4.33          6.02        11/04-09/09
---------------------------------------------------------------------------------------------------------------------------------
     B3            2,700,000            BBB               0.60%             4.677%          4.33          6.02        11/04-09/09
---------------------------------------------------------------------------------------------------------------------------------


--------------------------
                Principal
                 Payment
Certificates    Window(4)
--------------------------
     A1        11/04-09/34
--------------------------
     A2        11/04-10/05
--------------------------
     A3        10/05-04/06
--------------------------
     A4        04/06-04/07
--------------------------
     A5        04/07-04/08
--------------------------
     A6        04/08-04/09
--------------------------
     A7        04/09-09/34
--------------------------
     B1        11/04-09/34
--------------------------
     B2        11/04-09/34
--------------------------
     B3        11/04-09/34
--------------------------

(1) The Certificate Sizes are approximate and subject to a +/- 5% variance. The Certificate Sizes are based on the expected unpaid principal balance of the mortgage loans as of the October 1, 2004 cut-off date, which unpaid principal balance is expected to be approximately $900,000,000.

(2) The Certificates will pay the Weighted Average Net Coupon, which after the bond reset date will equal 1 yr CMT + the weighted average net margin, subject to applicable loan periodic and lifetime rate caps.

(3) Average Life and Payment Windows are calculated based upon a pricing prepayment speed of 25% CPB.

(4) Average Life and Payment Windows are calculated based upon a pricing prepayment speed of 25% CPR to Maturity.

Preliminary Collateral Description*

           ------------------------------------------------------------------------------
               Preliminary Collateral Description (approximate)           All Loans
           ------------------------------------------------------------------------------
           Aggregate Unpaid Principal Balance                            $900,000,000
           ------------------------------------------------------------------------------
           Average Unpaid Principal Balance                                $392,724
           ------------------------------------------------------------------------------
           WA Months To First Adjustment Date                                 59
           ------------------------------------------------------------------------------
           Weighted Average FICO score                                       740
           ------------------------------------------------------------------------------
           Weighted Average Current Mortgage Interest Rate                  4.94%
           ------------------------------------------------------------------------------
           Servicing Fee                                                    0.25%
           ------------------------------------------------------------------------------
           Master Servicing Fee                                             0.01%
           ------------------------------------------------------------------------------
           Gross Margin                                                     2.75%
           ------------------------------------------------------------------------------
           Weighted Average Rate Ceiling                                    9.94%
           ------------------------------------------------------------------------------
           Range of Current Mortgage Interest Rates                    2.500% - 6.000%
           ------------------------------------------------------------------------------
           Mortgage Loan Cutoff Date                                       1-Oct-04
           ------------------------------------------------------------------------------
           Weighted Average Original Loan-to-Value Ratio                     72%
           ------------------------------------------------------------------------------
           Weighted Average Remaining Term to Stated Maturity                359
           ------------------------------------------------------------------------------
           Equity Take Out Refinance                                          6%
           ------------------------------------------------------------------------------
           Primary Residence                                                 94%
           ------------------------------------------------------------------------------
           Single Family Dwellings                                           82%
           ------------------------------------------------------------------------------
           Full Documentation                                                66%
           ------------------------------------------------------------------------------
           Uninsured > 80% LTV                                               0.1%
           ------------------------------------------------------------------------------
           Interest Only                                                     80%
           ------------------------------------------------------------------------------
           Relocation                                                         9%
           ------------------------------------------------------------------------------
           California                                                        44%
           ------------------------------------------------------------------------------
           Largest Individual Loan Balance                                2,500,000
           ------------------------------------------------------------------------------

* Current principal balance of the mortgage loans is $735,964,737, as reflected in the attached collateral tables. The aggregate unpaid principal balance of the mortgage loans as of the October 1, 2004 cut-off date is expected to be approximately $900,000,000.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                Preliminary Structural and Collateral Term Sheet
                                                              September 23, 2004
--------------------------------------------------------------------------------

Time Table

Cut-Off Date:                      October 1, 2004

Settlement Date:                   October 18, 2004

Distribution Date:                 25th of each month or the next business day

First Distribution Date:           November 26, 2004

Features of the Transaction

o Offering consists of certificates totaling approximately $894,600,000 of which $873,000,000 are expected to be rated AAA by S&P, Moody's and/or Fitch.

o The expected amount of credit support for the senior certificates will be approximately 3.00%.

o In general, the collateral consists of 5/1 hybrid adjustable rate mortgage loans with most set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated or acquired by Wells Fargo Bank, N.A.

Structure of the Certificates

Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certificates") will be subordinate in the right to receive payments of the principal and interest and, therefore, provide credit protection to the Class A-1, A-2, A-3, A-4, A-5, A-6 and A-7 Certificates (collectively the "Senior Certificates"). In addition, for the first seven years after the Settlement Date, subject to the exception described below, all principal prepayments will be used to pay down the Senior Certificates, which is intended to increase the relative proportion of Subordinate Certificates to the Senior Certificates and thereby increase the amount of subordination to the Senior Certificates. After such time, and subject to certain loss and delinquency criteria, the Subordinate Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage Loans. The prepayment percentages on the Subordinate Certificates are as follows:

       ----------------------------------------------------------------
                 Distribution Date               Pro Rata Share
       ----------------------------------------------------------------
                Nov 2004 - Oct 2011                     0%
                Nov 2011 - Oct 2012                    30%
                Nov 2012 - Oct 2013                    40%
                Nov 2013 - Oct 2014                    60%
                Nov 2014 - Oct 2015                    80%
                Nov 2015 and after                    100%
       ----------------------------------------------------------------

If before the Distribution Date in November 2007 the credit support to the Senior Certificates is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayments proceeds subject to certain loss and delinquency criteria. If on or after the Distribution Date in November 2007 the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of the principal prepayment proceeds, subject to certain loss and delinquency criteria.

Key Terms

Issuer:                 WFMBS 2004-W Trust

Underwriter:            Goldman, Sachs & Co.

Seller:                 Wells Fargo Asset Securities Corporation

Servicer:               Wells Fargo Bank, NA

Master Servicer:        Wells Fargo Bank, NA

Trustee:                Wachovia Bank, NA

Rating Agencies:        Two of Fitch, S&P or Moody's

Type of Issuance:       Public



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                Preliminary Structural and Collateral Term Sheet
                                                              September 23, 2004
--------------------------------------------------------------------------------

Servicer Advancing:     The Servicer is obligated to advance delinquent
                        mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:  The Master Servicer is required to cover interest shortfall, for each Distribution Date, at the lesser of
                        (i) the aggregate Prepayment Interest Shortfall with respect to such Distribution Date and (ii) the lesser of
                        (X) the product of (A) 1/12th of 0.20% and (B) the aggregate Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and (Y) the Available Master Servicing Compensation for such Distribution Date. Compensating Interest is not paid on curtailments.

Interest Accrual:       On a 30/360 basis; the accrual period is the calendar
                        month preceding the month of each Distribution Date.

The Mortgage Loans:     The Mortgage Loans consist of 100% 5/1 One-Year CMT
                        Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. 80% of the Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT and will adjust to that index plus a certain number of basis points (the
                        "Gross Margin"). Most of the Mortgage Loans have
                        Periodic Interest Rate Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage loans are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross
                        Margin. None of the Mortgage Loans have a prepayment fee as of the date of origination.

Index: The One-Year CMT loan index will be determined based on the average weekly yield on U.S. Treasury securities during the last full week occurring in the month which occurs one month prior to the applicable bond reset date, as published in Federal Reserve Statistical Release H. 15(519), as applicable, and annually thereafter.

Expected
Subordination:          3.00%

Other Certificates:     The following Classes of "Other Certificates" will be
                        issued in the indicated approximate original principal amounts, which will provide credit support to the related Offered Certificates, but are not offered hereby

                        --------------------------------------------------------
                        Certificate    Orig. Balance   Initial Pass-Through Rate
                        --------------------------------------------------------
                             B4          $2,250,000              4.677%
                             B5          $1,800,000              4.677%
                             B6          $1,349,900              4.677%
                        --------------------------------------------------------

Clean Up Call:          10% of the Cut-off Date principal balance of the
                        Mortgage Loans.

Tax Treatment:          It is anticipated that the Offered Certificates will be
                        treated as REMIC regular interests for tax purposes.

ERISA Eligibility:      The Offered Certificates are expected to be ERISA
                        eligible. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Eligibility:      The Senior and Class B1 Certificates are expected to
                        constitute "mortgage related securities" for purposes of SMMEA.

Minimum Denomination:   $25,000 for the Senior Certificates.

Delivery:               Class A1, A2, A3, A4, A5, A6, A7, B1, B2 and B3
                        Certificates - DTC



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                Preliminary Structural and Collateral Term Sheet
                                                              September 28, 2004
--------------------------------------------------------------------------------

[Goldman]      $894,600,000 (approximate) of Offered Certificates
 Sachs     Wells Fargo Mortgage Backed Securities 2004-W Trust, Issuer
 LOGO           Mortgage Pass-Through Certificates, Series 2004-W
[       ]

Overview of the Offered Certificates

--------------------------------------------------------------------------------------------------------------------------------
                  Approximate    Expected Ratings    Expected Credit   Initial Pass    Estimated                      Principal
                  Certificate         Two of           Enhancement       Through       Avg. Life   Estimated Avg.      Payment
Certificates     Balance ($)(1)  S&P/Moody's/Fitch     Percentage        Rate (2)      (yrs) (3)   Life (yrs) (4)     Window(3)
--------------------------------------------------------------------------------------------------------------------------------
     A1           436,500,000         AAA/Aaa             3.00%           4.677%          2.61          3.36         11/04-09/09
--------------------------------------------------------------------------------------------------------------------------------
     A2           105,354,000         AAA/Aaa             3.00%           4.677%          0.50          0.50         11/04-10/05
--------------------------------------------------------------------------------------------------------------------------------
     A3            51,231,000         AAA/Aaa             3.00%           4.677%          1.25          1.25         10/05-04/06
--------------------------------------------------------------------------------------------------------------------------------
     A4            72,758,000         AAA/Aaa             3.00%           4.677%          2.00          2.00         04/06-04/07
--------------------------------------------------------------------------------------------------------------------------------
     A5            54,573,000         AAA/Aaa             3.00%           4.677%          3.00          3.00         04/07-04/08
--------------------------------------------------------------------------------------------------------------------------------
     A6            36,870,000         AAA/Aaa             3.00%           4.677%          4.00          4.00         04/08-04/09
--------------------------------------------------------------------------------------------------------------------------------
     A7           115,714,000         AAA/Aaa             3.00%           4.677%          4.90          7.71         04/09-09/09
--------------------------------------------------------------------------------------------------------------------------------
     B1            13,500,000           AA                1.50%           4.677%          4.33          6.02         11/04-09/09
--------------------------------------------------------------------------------------------------------------------------------
     B2             5,400,000            A                0.90%           4.677%          4.33          6.02         11/04-09/09
--------------------------------------------------------------------------------------------------------------------------------
     B3             2,700,000           BBB               0.60%           4.677%          4.33          6.02         11/04-09/09
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------
                      Principal
                      Payment
Certificates          Window(4)
--------------------------------
     A1             11/04-09/34
--------------------------------
     A2             11/04-10/05
--------------------------------
     A3             10/05-04/06
--------------------------------
     A4             04/06-04/07
--------------------------------
     A5             04/07-04/08
--------------------------------
     A6             04/08-04/09
--------------------------------
     A7             04/09-09/34
--------------------------------
     B1             11/04-09/34
--------------------------------
     B2             11/04-09/34
--------------------------------
     B3             11/04-09/34
--------------------------------


(1) The Certificate Sizes are approximate and subject to a +/- 5% variance. The Certificate Sizes are based on the expected unpaid principal balance of the mortgage loans as of the October 1, 2004 cut-off date, which unpaid principal balance is expected to be approximately $900,000,000.

(2) The Certificates will pay the Weighted Average Net Coupon, which after the bond reset date will equal 1 yr CMT + the weighted average net margin, subject to applicable loan periodic and lifetime rate caps.

(3) Average Life and Payment Windows are calculated based upon a pricing prepayment speed of 25% CPB.

(4) Average Life and Payment Windows are calculated based upon a pricing prepayment speed of 25% CPR to Maturity.

Preliminary Collateral Description*

------------------------------------------------------------------------------------------------------------------------------------
    Preliminary Collateral Description (approximate)                        All Loans                     Tolerance
------------------------------------------------------------------------------------------------------------------------------------
Aggregate Unpaid Principal Balance                                         $900,000,000                  (+/- 7.00%)
------------------------------------------------------------------------------------------------------------------------------------
Average Unpaid Principal Balance                                             $392,724                (maximum +$25,000)
------------------------------------------------------------------------------------------------------------------------------------
WA Months To First Adjustment Date                                              59                    (+ / - 3 months)
------------------------------------------------------------------------------------------------------------------------------------
Weighted Average FICO score                                                    740                      (minimum -5)
------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Current Mortgage Interest Rate                               4.94%                    (+ / - 10 bps)
------------------------------------------------------------------------------------------------------------------------------------
Servicing Fee                                                                 0.25%                          N/A
------------------------------------------------------------------------------------------------------------------------------------
Master Servicing Fee                                                          0.01%                          N/A
------------------------------------------------------------------------------------------------------------------------------------
Gross Margin                                                                  2.75%                     (+ / - 5 bps)
------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Rate Ceiling                                                 9.94%                    (+ / - 10 bps)
------------------------------------------------------------------------------------------------------------------------------------
Range of Current Mortgage Interest Rates                                 2.500% - 6.000%                     N/A
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Loan Cutoff Date                                                    1-Oct-04                        N/A
------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Original Loan-to-Value Ratio                                  72%                      (maximum +5%)
------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Remaining Term to Stated Maturity                             359                     (+/- 2 months)
------------------------------------------------------------------------------------------------------------------------------------
Equity Take Out Refinance                                                       6%                      (maximum +5%)
------------------------------------------------------------------------------------------------------------------------------------
Primary Residence                                                              94%                      (minimum -5%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Dwellings                                                        82%                      (minimum -5%)
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                                                             66%                      (minimum -5%)
------------------------------------------------------------------------------------------------------------------------------------
Uninsured > 80% LTV                                                            0.0%                     (maximum +3%)
------------------------------------------------------------------------------------------------------------------------------------
Interest Only                                                                  80%                      (maximum +5%)
------------------------------------------------------------------------------------------------------------------------------------
Relocation                                                                      9%                      (minimum -2%)
------------------------------------------------------------------------------------------------------------------------------------
California                                                                     44%                      (maximum +5%)
------------------------------------------------------------------------------------------------------------------------------------
Largest Individual Loan Balance                                             2,500,000               (maximum $2,000,000)
------------------------------------------------------------------------------------------------------------------------------------


* Current principal balance of the mortgage loans is $735,964,737, as reflected in the attached collateral tables. The aggregate unpaid principal balance of the mortgage loans as of the October 1, 2004 cut-off date is expected to be approximately $900,000,000.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                Preliminary Structural and Collateral Term Sheet
                                                              September 28, 2004
--------------------------------------------------------------------------------

Time Table

Cut-Off Date:                       October 1, 2004

Settlement Date:                    October 18, 2004

Distribution Date:                  25th of each month or the next business day

First Distribution Date:            November 26, 2004

Features of the Transaction

o Offering consists of certificates totaling approximately $894,600,000 of which $873,000,000 are expected to be rated AAA by two of S&P, Moody's and Fitch.

o The expected amount of credit support for the senior certificates will be approximately 3.00%.

o In general, the collateral consists of 5/1 hybrid adjustable rate mortgage loans with most set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated or acquired by Wells Fargo Bank, N.A.

Structure of the Certificates

Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certificates") will be subordinate in the right to receive payments of the principal and interest and, therefore, provide credit protection to the Class A-1, A-2, A-3, A-4, A-5, A-6 and A-7 Certificates (collectively the "Senior Certificates"). In addition, for the first seven years after the Settlement Date, subject to the exception described below, all principal prepayments will be used to pay down the Senior Certificates, which is intended to increase the relative proportion of Subordinate Certificates to the Senior Certificates and thereby increase the amount of subordination to the Senior Certificates. After such time, and subject to certain loss and delinquency criteria, the Subordinate Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage Loans. The prepayment percentages on the Subordinate Certificates are as follows:

       -------------------------------------------------------------
                Distribution Date               Pro Rata Share
       -------------------------------------------------------------
               Nov 2004 - Oct 2011                     0%
               Nov 2011 - Oct 2012                    30%
               Nov 2012 - Oct 2013                    40%
               Nov 2013 - Oct 2014                    60%
               Nov 2014 - Oct 2015                    80%
               Nov 2015 and after                    100%
       -------------------------------------------------------------

If before the Distribution Date in November 2007 the credit support to the Senior Certificates is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayments proceeds subject to certain loss and delinquency criteria. If on or after the Distribution Date in November 2007 the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of the principal prepayment proceeds, subject to certain loss and delinquency criteria.

Key Terms

Issuer:                 WFMBS 2004-W Trust

Underwriter:            Goldman, Sachs & Co.

Seller:                 Wells Fargo Asset Securities Corporation

Servicer:               Wells Fargo Bank, NA

Master Servicer:        Wells Fargo Bank, NA

Trustee:                Wachovia Bank, NA

Rating Agencies:        Two of Fitch, S&P or Moody's

Type of Issuance:       Public



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                Preliminary Structural and Collateral Term Sheet
                                                              September 28, 2004
--------------------------------------------------------------------------------

Servicer Advancing:     The Servicer is obligated to advance delinquent
                        mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:  The Master Servicer is required to cover interest shortfall, for each Distribution Date, at the lesser of
                        (i) the aggregate Prepayment Interest Shortfall with respect to such Distribution Date and (ii) the lesser of
                        (X) the product of (A) 1/12th of 0.20% and (B) the aggregate Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and (Y) the Available Master Servicing Compensation for such Distribution Date. Compensating Interest is not paid on curtailments.

Interest Accrual:       On a 30/360 basis; the accrual period is the calendar
                        month preceding the month of each Distribution Date.

The Mortgage Loans:     The Mortgage Loans consist of 100% 5/1 One-Year CMT
                        Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. 80% of the Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT and will adjust to that index plus a certain number of basis points (the
                        "Gross Margin"). Most of the Mortgage Loans have
                        Periodic Interest Rate Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage loans are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross
                        Margin. None of the Mortgage Loans have a prepayment fee as of the date of origination.

Index: The One-Year CMT loan index will be determined based on the average weekly yield on U.S. Treasury securities during the last full week occurring in the month which occurs one month prior to the applicable bond reset date, as published in Federal Reserve Statistical Release H. 15(519), as applicable, and annually thereafter.

Expected
Subordination:          3.00%

Other Certificates:     The following Classes of "Other Certificates" will be
                        issued in the indicated approximate original principal amounts, which will provide credit support to the related Offered Certificates, but are not offered hereby

                        -------------------------------------------------------------
                         Certificate     Orig. Balance      Initial Pass-Through Rate
                        -------------------------------------------------------------
                              B4          $2,250,000                  4.677%
                              B5          $1,800,000                  4.677%
                              B6          $1,349,900                  4.677%
                        -------------------------------------------------------------

Clean Up Call:          10% of the Cut-off Date principal balance of the
                        Mortgage Loans.

Tax Treatment:          It is anticipated that the Offered Certificates will be
                        treated as REMIC regular interests for tax purposes.

ERISA Eligibility:      The Offered Certificates are expected to be ERISA
                        eligible. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Eligibility:      The Senior and Class B1 Certificates are expected to
                        constitute "mortgage related securities" for purposes of SMMEA.

Minimum Denomination:   $25,000 for the Senior Certificates.

Delivery:               Class A1, A2, A3, A4, A5, A6, A7, B1, B2 and B3
                        Certificates - DTC



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                              Goldman, Sachs & Co.
                                  WFMBS 2004-W
                      As of September 1, 2004 - Preliminary
                                   All records


Selection Criteria: All records
Table of Contents

1. Current Mortgage Interest Rate


1. Current Mortgage Interest Rate

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Weighted Avg.    Weighted Avg.
                                                                              Original         Current    Pct. Full
Current Mortgage Interest Rate      Count        Balance      Percent              LTV            FICO          Doc      IO LOANS
------------------------------------------------------------------------------------------------------------------------------------
2.500% to 2.624%                        2       $316,260         0.00%           80.00%            736       100.00%       100.00%
2.750% to 2.874%                        3        787,730          0.1               80             743          100         51.34
2.875% to 2.999%                        2        511,936          0.1            76.32             742            0           100
3.250% to 3.374%                        1        249,526            0            79.99             777          100             0
3.375% to 3.499%                        4      1,059,644          0.1               80             727        74.29           100
3.500% to 3.624%                        6      2,520,080          0.3            69.46             748            0           100
3.625% to 3.749%                        7      3,658,603          0.5            68.01             759         46.9           100
3.750% to 3.874%                        8      2,152,204          0.3            77.03             736        64.02         75.17
3.875% to 3.999%                       24     10,133,501          1.4            72.97             767        20.59         95.89
4.000% to 4.124%                       24     11,739,047          1.6            67.91             744        57.26         72.26
4.125% to 4.249%                       39     21,483,361          2.9            67.18             749        74.87         84.48
4.250% to 4.374%                       59     31,433,554          4.3            68.55             747        60.64         89.04
4.375% to 4.499%                       72     29,663,407            4             74.4             735        67.17         73.72
4.500% to 4.624%                       85     37,037,517            5            73.75             742        50.92         66.54
4.625% to 4.749%                       92     38,116,011          5.2            70.35             743        62.74         71.79
4.750% to 4.874%                      112     43,426,701          5.9            73.96             745        63.63         81.17
4.875% to 4.999%                      188     80,061,180         10.9            71.78             741        68.76         76.03
5.000% to 5.124%                      208     90,893,619         12.4            69.64             738        68.66         80.72
5.125% to 5.249%                      207     86,759,051         11.8            72.98             738        74.96         79.24
5.250% to 5.374%                      245     86,927,729         11.8            73.39             737        66.06         87.41
5.375% to 5.499%                      181     64,041,456          8.7             72.2             742        66.82         83.67
5.500% to 5.624%                      199     62,228,454          8.5            74.22             730        67.84         81.21
5.625% to 5.749%                       64     20,859,644          2.8            73.79             731        66.27         78.05
5.750% to 5.874%                       33      7,590,308            1            75.96             737        51.74         81.54
5.875% to 5.999%                        8      2,257,460          0.3            73.19             718        68.25           100
6.000% to 6.124%                        1         56,750            0            21.83             795          100           100
------------------------------------------------------------------------------------------------------------------------------------
Total:                              1,874   $735,964,737       100.00%           72.15%            740        65.74%        80.36%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                              Goldman, Sachs & Co.
                                  WFMBS 2004-W
                      As of September 1, 2004 - Preliminary
                          SCHEDULED_BALANCE gt 1000000


Selection Criteria: SCHEDULED_BALANCE gt 1000000
Table of Contents

1. Original Principal Balance



1. Original Principal Balance

--------------------------------------------------------------------------------------------------------------
                                                                            Weighted Avg.    Weighted Avg.
                                                                                 Original          Current
Original Principal Balance             Count       Balance       Percent              LTV             FICO
--------------------------------------------------------------------------------------------------------------
$1,000,000.01 to $1,250,000.00             7    $8,104,500         24.50%           51.79%             730
$1,250,000.01 to $1,500,000.00             7    10,190,258          30.7            58.51              749
$1,500,000.01 to $1,750,000.00             2     3,228,644           9.7            57.43              704
$1,750,000.01 to $2,000,000.00             1     1,795,000           5.4            59.83              661
$2,250,000.01 to $2,500,000.00             4     9,826,979          29.6            58.77              745
--------------------------------------------------------------------------------------------------------------
Total:                                    21   $33,145,381        100.00%           56.91%             734
--------------------------------------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.